UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                 (DATE OF EARLIEST EVENT REPORTED): May 10, 2005


                                                                IRS Employer
Commission       Registrant; State of Incorporation;            Identification
File Number      Address; and Telephone Number                  Number
------------     ------------------------------------------     ----------------

1-13739          UNISOURCE ENERGY CORPORATION                   86-0786732
                (An Arizona Corporation)
                One South Church Avenue, Suite 100
                Tucson, AZ 85701
                (520) 571-4000

1-5924          TUCSON ELECTRIC POWER COMPANY                   86-0062700
                (An Arizona Corporation)
                One South Church Avenue, Suite 100
                Tucson, AZ 85701
                (520) 571-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
-------------------------------------------------------------------------------
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
----------------------------------------------

On May 10, 2005, UniSource Energy Corporation ("UniSource Energy") borrowed $80 million of the $90 million term loan component of its $105 million five-year credit agreement with Union Bank of California, N.A., as administrative agent, lead arranger and lender ("Union Bank"), and a group of lenders (the "UniSource Credit Agreement"). UniSource Energy used the proceeds from the borrowing to make a capital contribution to Tucson Electric Power Company ("TEP"). UniSource Energy expects to borrow the remaining $10 million of the term loan by June 30, 2005 and use the proceeds from such borrowing for general corporate purposes. For a summary of the material terms of the UniSource Credit Agreement, see UniSource Energy's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2005, to which the UniSource Energy Credit Agreement is filed as an exhibit.

On May 10, 2005, TEP borrowed $25 million of its $60 million revolving credit facility entered into under TEP's $401 million five-year credit agreement among TEP, Union Bank, as administrative agent, lead arranger and lender, and a group of lenders (the "TEP Credit Agreement"). TEP expects to repay this borrowing with cash flows from operations in the upcoming peak summer months. For a summary of the material terms of the TEP Credit Agreement, see TEP's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, to which the TEP Credit Agreement is filed as an exhibit.

TEP used a portion of the proceeds from the borrowing on the TEP Credit Agreement, together with capital contributions from UniSource Energy, to repurchase $147 million of its 1997 Pima Series B and $74 million of its 1997 Pima Series C fixed-rate tax-exempt debt obligations from bondholders on May 11, 2005, at a price of $101.50 per $100 principal amount. TEP intends to use the remainder of the proceeds and capital contributions from UniSource Energy to redeem at par the remaining $4 million of tax-exempt debt of such series on May 18, 2005.

As of May 13, 2005, there were no other borrowings outstanding under either the UniSource Credit Agreement or the TEP Credit Agreement.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





   Date: May 13, 2005                         UNISOURCE ENERGY CORPORATION
                                           ------------------------------------
                                                     (Registrant)

                                                 /s/ Kevin P. Larson
                                           ------------------------------------
                                              Vice President and Principal
                                                   Financial Officer


   Date: May 13, 2005                         TUCSON ELECTRIC POWER COMPANY
                                           ------------------------------------
                                                    (Registrant)

                                               /s/ Kevin P. Larson
                                           ------------------------------------
                                              Vice President and Principal
                                                   Financial Officer


                                       3